MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                         MASSACHUSETTS INVESTORS TRUST*
                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND*
                                MFS(R) BOND FUND*
                        MFS(R) CAPITAL OPPORTUNITIES FUND
                            MFS(R) CASH RESERVE FUND
                      MFS(R) CONSERVATIVE ALLOCATION FUND*
                             MFS(R) CORE GROWTH FUND
                           MFS(R) EMERGING GROWTH FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                       MFS(R) EMERGING MARKETS EQUITY FUND
                       MFS(R) EMERGING OPPORTUNITIES FUND
                           MFS(R) EUROPEAN EQUITY FUND
                         MFS(R) FUNDAMENTAL GROWTH FUND
                             MFS(R) GEMINI U.K. FUND
                            MFS(R) GLOBAL EQUITY FUND
                            MFS(R) GLOBAL GROWTH FUND
                         MFS(R) GLOBAL TOTAL RETURN FUND
                            MFS(R) GLOBAL VALUE FUND
                     MFS(R) GOVERNMENT LIMITED MATURITY FUND
                         MFS(R) GOVERNMENT MORTGAGE FUND
                       MFS(R) GOVERNMENT MONEY MARKET FUND
                       MFS(R) GOVERNMENT SECURITIES FUND*
                         MFS(R) GROWTH ALLOCATION FUND*
                        MFS(R) GROWTH OPPORTUNITIES FUND
                            MFS(R) HIGH INCOME FUND*
                      MFS(R) HIGH YIELD OPPORTUNITIES FUND
                       MFS(R) INFLATION-ADJUSTED BOND FUND
                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND*
                      MFS(R) INTERNATIONAL CORE EQUITY FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                     MFS(R) INTERNATIONAL NEW DISCOVERY FUND
                   MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
                    MFS(R) INTERNATIONAL STRATEGIC VALUE FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                            MFS(R) JAPAN EQUITY FUND
                          MFS(R) LARGE CAP GROWTH FUND
                          MFS(R) LIMITED MATURITY FUND*
                           MFS(R) MANAGED SECTORS FUND
                           MFS(R) MID CAP GROWTH FUND
                            MFS(R) MID CAP VALUE FUND
                        MFS(R) MODERATE ALLOCATION FUND*
                            MFS(R) MONEY MARKET FUND
                           MFS(R) MUNICIPAL BOND FUND
                        MFS(R) MUNICIPAL HIGH INCOME FUND
                          MFS(R) MUNICIPAL INCOME FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                            MFS(R) NEW DISCOVERY FUND
                            MFS(R) NEW ENDEAVOR FUND
                           MFS(R) RESEARCH BOND FUND*
                           MFS(R) RESEARCH BOND FUND J
                              MFS(R) RESEARCH FUND
                     MFS(R) RESEARCH GROWTH AND INCOME FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                          MFS(R) STRATEGIC GROWTH FUND
                          MFS(R) STRATEGIC INCOME FUND
                           MFS(R) STRATEGIC VALUE FUND
                         MFS(R) TAX MANAGED EQUITY FUND
                             MFS(R) TECHNOLOGY FUND
                            MFS(R) TOTAL RETURN FUND
                        MFS(R) UNION STANDARD EQUITY FUND
                              MFS(R) UTILITIES FUND
                                MFS(R) VALUE FUND
                          MFS(R) MUNICIPAL STATE FUNDS:
                         AL, AR, CA, FL, GA, MD, MA, MS,
                           NY, NC, PA, SC, TN, VA, WV

                        Supplement to Current Prospectus

This prospectus supplement supercedes and replaces the funds' prospectus supplement dated March 18, 2004.

Effective immediately, the following is added to each prospectus.

Calculation of Investment Performance

The above-referenced funds (except the MFS Money Market Fund and MFS Government Money Market Fund) offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an "inception date"). In cases where a class of shares (a "Newer Class") is first offered after the inception date of another class (an "Older Class"), the fund has presented total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class ("blended performance"). In doing so, the Older Class performance has been adjusted to take into account differences in sales loads applicable to the two classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

The Older Class used in these blended performance presentations has historically been the class of shares of the fund with the longest performance history. However, certain funds now have more than one class of shares with at least a 10 year performance history -- the longest period shown in fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for Newer Classes of these funds will reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the Older Class with the longest performance history).

For all funds except for the MFS Large Cap Growth Fund, MFS Global Equity Fund, MFS Cash Reserves Fund, MFS Emerging Growth Fund and MFS Managed Sectors Fund, the new method of selecting the Older Class to be used in blended performance presentations will result in the same or lower total rates of return than were previously shown for the Newer Classes of these funds.

In limited circumstances for the MFS Large Cap Growth Fund, MFS Global Equity Fund, MFS Cash Reserves Fund, MFS Emerging Growth Fund and MFS Managed Sectors Fund, the new method will result in higher total rates of return than were previously shown for certain Newer Classes for certain periods. For a transitional period lasting until December 31, 2007, these funds will continue to show the lower performance figures (i.e., based on prior performance of the Older Class that was previously used) in their prospectuses and make them available on www.mfs.com.

Because this change will apply to performance periods ending on or after March 31, 2004, the funds will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date. For example, because fund prospectuses show calendar year performance, prospectuses dated on or before February 1, 2005, will continue to show blended performance for Newer Classes through December 31, 2003 using the prior methodology.

Effective immediately,  the second paragraph under "Description of Share Classes
- Sales Charges" in the prospectus of the above-referenced funds is restated as follows:

For all funds except the MFS Money Market Fund and MFS Government Money Market Fund.

If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the SAI for details.

Effective immediately, the following is added to each fund prospectus at the end of "Description of Share Class - Distribution and Service Fees," except that for the MFS Money Market Fund and MFS Government Money Market Fund, the following is added as the last section under "How to Purchase, Exchange and Redeem Shares."

For all funds except the MFS Money Market Fund and MFS Government Money Market Fund.

Financial Adviser Support Payments

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

For the MFS Money Market Fund and MFS Government Money Market Fund.

Financial Adviser Support Payments

MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make cash payments to certain financial advisers (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD) who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

For all funds.

MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. In addition, you can ask your financial adviser for information about any payments it receives from MFD and any services provided.

Effective immediately, the first two paragraphs under the caption `How to Purchase, Exchange and Redeem Shares - Other Considerations" in the prospectuses of the above-referenced funds are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset value at the conclusion of the delay period.

Exchange Limitation Policies. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

         Limitations on Exchange Activity. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

          o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

          o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account,

         during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence.

         Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

         Excessive Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.


         In addition, to the extent that the fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.


         To the extent that the fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.


Redemption Fee. The MFS international and global funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

                -----------------------------------------------------
                MFS Emerging Markets Debt Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS Emerging Markets Equity Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS Global Equity Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS Global Growth Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS Global Total Return Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS International Growth Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS International Value Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS International New Discovery Fund
                -----------------------------------------------------
                -----------------------------------------------------
                MFS Research International Fund
                -----------------------------------------------------

For purchases made on or after May 3, 2004, the MFS high yield funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

                -----------------------------------------------------------
                MFS High Income Fund
                -----------------------------------------------------------
                -----------------------------------------------------------
                MFS Municipal High Income Fund
                -----------------------------------------------------------
                -----------------------------------------------------------
                MFS High Yield Opportunities Fund
                -----------------------------------------------------------

For purchases made on or after July 1, 2004 , the MFS small and mid-cap funds identified below will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

                -----------------------------------------------------------
                MFS New Discovery Fund
                -----------------------------------------------------------
                -----------------------------------------------------------
                MFS New Endeavor Fund
                -----------------------------------------------------------
                -----------------------------------------------------------
                MFS Mid Cap Growth Fund
                -----------------------------------------------------------
                -----------------------------------------------------------
                MFS Mid Cap Value Fund
                -----------------------------------------------------------

For purchases made on or after July 1, 2004 , all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange).

For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

Until July 1, 2004, the funds' redemption fee will not be charged on the following redemption transactions:

1. redemptions of shares by omnibus accounts maintained by financial advisers, unless the funds have been informed that the account has the systematic capability of assessing the redemption fee at the participant or individual account level;
2. redemptions of shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;
3. redemptions representing shares purchased, exchanged or redeemed by means of certain automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;
4. redemptions requested within the redemption fee period following the shareholder's death; 5. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;
6. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);
7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);
8.   redemptions of class B, 529 and J share classes of the fund (if offered);
     or
9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

Effective July 1, 2004, the funds' redemption fee will not be charged on the following redemption transactions:
1. redemptions of shares by omnibus accounts maintained by financial advisers, including shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") and nonqualified plans), unless the funds have been informed that the omnibus account or retirement plan has the systematic capability of assessing the redemption fee at the participant or individual account level;
2. redemptions effectuated pursuant to an automatic non-discretionary rebalancing program and shares redeemed by the MFS Asset Allocation funds as part of their allocation and rebalancing program;
3. redemptions requested within the redemption fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;
4. redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;
5. redemptions representing shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);
6. redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which MFS or one of its affiliates is responsible for providing participant recordkeeping services;
7. redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);
8.   redemptions of class 529 and J shares of the fund (if offered); or
9. redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a fund).

In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the redemption fee is imposed prospectively only).

These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

The funds' intention is to assess the redemption fee in substantially all circumstances regardless of the type of account in which such shares are held. Systems limitations inhibit this goal from being immediately realized. The funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the redemption fee pursuant to the terms above to modify their systems to facilitate the imposition of the redemption fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

Effective immediately, the first paragraph under the caption "How to Purchase Exchange and Redeem Shares - How to Exchange Shares - Exchange Privilege" is hereby revised as follows:

For MFS Global Equity Fund, MFS Global Total Return Fund and MFS Global Growth Fund only

The second and third sentences of the above-reference paragraph are hereby deleted.

Effective immediately, the section entitled "Other Information - Pricing of Fund Shares" in the prospectuses the above-referenced funds are replaced in their entirety by the following:

For all funds except MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and:

     o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

For the MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund

         The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. Each fund's assets consist primarily of shares of the underlying funds, which are valued at their respective net asset values. To determine net asset value, each fund and each underlying fund values its assets at current market prices (or, in the case of an underlying money market fund, at amortized cost) where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, each fund and the underlying funds use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and a fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

         You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and:

          o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

          o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

         The fund may invest in underlying funds which hold securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

For the MFS Cash Reserve Fund

         The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its securities at amortized cost or at fair value as determined under the direction of the Board of Trustees when a determination is made that amortized cost does not constitute fair value.


         You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and:

          o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

          o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.


For the MFS Money Market Fund and MFS Government Money Market Fund

         The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern Time on each day the NYSE is open for business. The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its securities at amortized cost or at fair value as determined under the direction of the Board of Trustees when a determination is made that amortized cost does not constitute fair value.


         You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and:

          o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

          o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

Effective immediately, the footnote to the Annual Fund Operating Expense Table in the MFS Cash Reserve Fund prospectus is replaced by the following:

MFS or its affiliates may voluntarily waive the receipt of distribution or other fees, or may voluntarily agree to bear fund expenses, to assist the fund's efforts to maintain a $1.00 net asset value per share and to enhance the fund's yield (or to maintain a positive yield) during periods when fund operating expenses have a significant impact on the fund's yield due to low interest rates. Any such fee waiver or agreement to bear fund expenses is voluntary and temporary, and may be revised or terminated at any time by MFS or its affiliates without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or any particular level of a positive yield.

Effective immediately, the following is added to each fund's prospectus:

         Legal Proceedings. On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

         As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

         In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

     Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust).

     In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes, which include, among others:

          o formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS' operating businesses, to oversee all matters relating to issues arising under MFS' Code of Ethics;

          o establishment of an Internal Compliance Controls Committee, chaired by MFS' Chief Compliance Officer and comprised of senior executives of MFS' operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

          o establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

          o establishment of a full-time senior-level position reporting to MFS' Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds' excessive trading policies and compliance procedures;

          o engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

          o    commencing   in  2006,   and  at  least  once  every  other  year
               thereafter,   MFS  shall  undergo  a  compliance   review  by  an
               independent third party.

     In addition, under the terms of the February Settlements, MFS has undertaken to use its best efforts to cause the Retail Funds to operate in accordance with the following governance policies and practices:

          o at least 75% of the Retail Funds' Boards of Trustees will be independent of MFS and will not have been directors, officers or employees of MFS at any point during the preceding 10 years (a standard to which the Retail Funds' Boards currently adhere);

          o the chair of the Retail Funds' Boards of Trustees will be independent of MFS and will not have been a director, officer or employee of MFS at any point during the preceding 10 years (a standard to which the Retail Funds' Boards currently adhere);

          o    all action  taken by the Retail  Funds'  Boards of  Trustees or a
               committee   thereof  will  be  approved  by  a  majority  of  the
               independent trustees of the Boards or committee, respectively;

          o commencing in 2005 and not less than every fifth calendar year thereafter, the Retail Funds will hold shareholder meetings at which the Boards of Trustees will be elected; and

          o the Retail Funds will designate an independent compliance officer reporting to the Boards of Trustees responsible for assisting the Boards in monitoring compliance by MFS with the federal securities laws, its fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operations of the funds.

     Although the terms of the February Settlements apply only to the Retail Funds, all funds overseen by the Retail Funds' Boards of Trustees have undertaken to observe these governance policies and practices.

     Under the terms of the NYAG settlement, MFS has undertaken, on behalf of the funds, that:

          o the funds will retain a senior officer responsible for assisting in the review of fee arrangements and administering the funds' compliance policies and procedures, and the Board of Trustees of the funds has determined that MFS shall reimburse the funds for the expense of this senior officer; and

          o certain statements sent by MFS to fund shareholders will disclose fees and costs in actual dollar amounts charged to each investor on his or her actual investment based upon the investor's most recent quarterly closing balance and on a hypothetical $10,000 investment held for ten years.

     Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. In addition, Messrs. Ballen and Parke resigned as trustees of the funds' Boards of Trustees, and Mr. Ballen resigned as the funds' President, effective February 6, 2004. Messrs. Ballen and Parke will not be returning to MFS or the MFS funds after their suspensions.

     Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

         Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

         Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

                  The date of this supplement is April 8, 2004.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.